UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.
(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2013

Date of reporting period: 09/30/2012

Item 1. Report to Stockholders.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS EQUITY INCOME FUND, INC.

November 2012

Report to Fellow Shareholders:

     For the six-month period ended September 30, 2012, Nicholas Equity Income Fund advanced 4.22% versus 3.43% for the Standard & Poor’s 500 Index (S&P 500). After a robust start to the year, stocks fell sharply in May and early June as the European sovereign debt crisis intensified and a weak U.S. jobs report signaled to the market that a U.S. economic recovery was waning. Despite significant global economic headwinds and political uncertainties, September delivered the fourth straight month of gains for the S&P 500 as market participants received more help from the Federal Reserve and European Central Bank.

     In the U.S., the Federal Reserve commenced a third round of monetary stimulus known as quantitative easing. By buying bonds and reducing yields, the Federal Reserve hoped to promote investment by lowering borrowing costs and steering money into riskier assets like stocks. The European Central Bank also launched a bond buying program to lessen debt burdens of struggling countries in Europe.

     Returns for Nicholas Equity Income Fund, Inc. and selected indices are provided in the chart below for the periods ended September 30, 2012. We are pleased to report the Fund had a 30-day SEC yield of 2.94% as of September 30, 2012. This yield exceeds the S&P 500’s indicated dividend yield of 2.22%. Except for the 1 year comparison, the Fund’s relative performance for all time periods listed in the table below is favorable.

				Average Annual Total Return
	6 Month	1	Year	3	Year	5	Year	10	Year
Nicholas Equity Income Fund, Inc	4.22%	24.16%		14.06%		5.73%		10.23%
Standard & Poor’s 500 Index	3.43%	30.20%		13.20%		1.05%		8.01%
Consumer Price Index	1.01%	2.00%		2.34%		2.10%		2.50%
Ending value of $10,000 invested in
Nicholas Equity Income Fund, Inc	$10,422	$12,416		$14,837		$13,215		$26,486
Fund’s Expense Ratio:
(from 07/31/12 Prospectus including Acquired Funds Fees and Expenses): 0.83%(1)

(1) The expense ratio does not correlate to the ratio of expenses to average net assets provided in the Fund’s financial highlights. The financial highlights reflect the operating expenses of the Fund and do not include the indirect expenses incurred as a result of acquiring investments in shares of one or more other investment companies (Acquired Fund Fees and Expenses).

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns may be reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At September 30, 2012, the Fund held 51 stocks and a cash position of 7.50%. All of the stocks in the portfolio pay dividends and have raised their dividends periodically. The Fund’s top five holdings were Kinder Morgan, Inc., Dorchester Minerals, Sysco Corporation, Time Warner and Snap-on. These five holdings accounted for 13% of the Fund’s net assets.

     For the six-month period from March 31 to September 30, 2012, stocks that helped the Fund’s performance were Time Warner, AT&T, Sabra Health Care, Rocky Mountain Chocolate Factory and Unilever. Stocks that hurt performance were Ryder System, Dorchester Minerals, Tupperware Brands, Old Republic International and Microchip Technology. The Fund’s overweight position in the financial sector, specifically REITs, positively contributed to performance over the past 6 months, offset by underperformance in the energy sector. In terms of industry concentration, financials represented 20% of the portfolio, consumer discretionary 16%, industrials 14% and energy 11%.

     The U.S. economic recovery continues to be sluggish; GDP grew only at an annualized 1.3% in the second quarter, revised lower from a prior reading of up 1.7%. We believe concerns about the ability to avoid the fiscal cliff, a high unemployment rate of 7.9% and slowing global economies will result in a very anemic domestic recovery. However, we also think the risk of the economy slipping back into another deep recession is diminishing as the Federal Reserve is committed to a low interest rate environment and the housing recovery appears to be real and sustainable.

     We recognize that ongoing market volatility may make it a difficult time to be an investor; we believe focusing on high quality dividend paying securities is an attractive way to provide investors with superior total return. Historically, dividends paid by companies to their shareholders have accounted for almost half of the total returns earned by common stocks while also providing downside protection in bear markets. Furthermore, high dividend stocks tend to outperform most other assets in periods of low economic growth, which is the environment we face today. Payout ratios are at historical lows and corporate balance sheets are flush with cash, therefore we believe corporations have the ability to continue to raise their dividends and we invest in companies that have a history in doing so. We believe the fund’s yield of 2.94% compares favorably to both U.S. government and high-grade corporate bonds with added appreciation opportunities.

     We are pleased with the Fund’s relative long-term performance compared to other equity income funds. For the period ended September 30, 2012, Nicholas Equity Income Fund ranked within the top 15% in the Lipper equity income objective (36 out of 246 funds), top 1% (2 out of 213) and top 6% (6 out of 106) for the three-, five- and ten-year periods ended September 30, 2012, respectively, despite only finishing in the top 70% (206 out of 297) for the one-year period then ended.

Thank you for your continued investment in the Fund.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, the Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for long-term debt securities.

Diversification does not assure a profit or protect against a loss in a declining market.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Lipper Rankings Scale: 1% equals highest; 100% equals lowest (based on total returns).

Distribution Rate: Net investment distributions paid during the last twelve months divided by the net asset value per share.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NSEIX)

For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2012				Years Ended March 31,
	(unaudited)		2012		2011		2010	2009	2008
NET ASSET VALUE,
BEGINNING OF PERIOD	$15.61		$15.98		$13.64		$8.64	$12.59	$15.98
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.19		.48		.39		.35	.42 (1)	.35
Net gain (loss) on securities
(realized and unrealized)	.46		.17		2.26		4.97	(3.95)	(1.37)
Total from investment
operations	.65		.65		2.65		5.32	(3.53)	(1.02)
LESS DISTRIBUTIONS
From net investment income	(.22)		(.49)		(.30)		(.32)	(.42)	(.34)
From net capital gain	—		(.53)		(.01)		—	—	(2.03)
Total distribution	(.22)		(1.02)		(.31)		(.32)	(.42)	(2.37)
NET ASSET VALUE,
END OF PERIOD	$16.04		$15.61		$15.98		$13.64	$8.64	$12.59

TOTAL RETURN	4.22	%(2)	4.35%		19.64%		62.39%	(28.75)%	(7.54)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$228.9		$201.5		$157.7		$61.7	$30.0	$36.7
Ratio of expenses to
average net assets	.78%	(3)(4)	.79%	(4)	.85%	(4)	.90%	.90%	.90%
Ratio of net investment income
to average net assets	2.53%	(3)(4)	3.39	%(4)	3.20	%(4)	3.21%	3.84%	2.81%
Portfolio turnover rate	28.87	%(3)	38.58%		26.44%		36.43%	35.79%	51.89%

ABSENT REIMBURSEMENT OF EXPENSES BY ADVISER –
Ratio of expenses to
average net assets	(4)		(4)		(4)		1.03%	1.17%	1.10%
Ratio of net investment income
to average net assets	(4)		(4)		(4)		3.07%	3.57%	2.61%

(1)	Computed based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	During fiscal years 2011, 2012 and 2013 there were no reimbursements from the Adviser.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

September 30, 2012 (unaudited)

Fund Expenses

For the six month period ended September 30, 2012 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/12	09/30/12	04/01/12 - 09/30/12
Actual	$1,000.00	$1,042.20	$3.98
Hypothetical	1,000.00	1,021.10	3.94
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 182 then divided by 364 to reflect the one-half year period.

Schedule of Investments
September 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 92.50%
	Consumer Discretionary – Durables & Apparel — 6.55%
225,000	Leggett & Platt, Incorporated	$5,636,250
105,000	Mattel, Inc	3,725,400
105,000	Tupperware Brands Corporation	5,626,950
		14,988,600
	Consumer Discretionary – Media — 4.53%
155,000	Thomson Reuters Corporation	4,473,300
130,000	Time Warner Inc	5,892,900
		10,366,200
	Consumer Discretionary – Services — 4.72%
95,000	Darden Restaurants, Inc	5,296,250
60,000	McDonald’s Corporation	5,505,000
		10,801,250
	Consumer Staples – Food & Staples Retailing — 5.06%
190,000	Sysco Corporation	5,941,300
155,000	Walgreen Co	5,648,200
		11,589,500
	Consumer Staples – Food, Beverage & Tobacco — 5.88%
25,000	Kraft Foods Group, Inc.*	1,116,250
57,000	Philip Morris International Inc	5,126,580
123,847	Rocky Mountain Chocolate Factory, Inc	1,567,903
155,000	Unilever PLC	5,660,600
		13,471,333
	Energy — 11.22%
280,000	Dorchester Minerals, L.P	6,182,400
175,000	Kinder Morgan, Inc	6,216,000
280,000	PAA Natural Gas Storage, L.P	5,572,000
25,000	Plains All American Pipeline, L.P	2,205,000
110,000	TOTAL S.A	5,511,000
		25,686,400
	Financials – Diversified — 2.43%
113,800	W.P. Carey Inc	5,576,200
	Financials – Insurance — 4.57%
205,000	Brown & Brown, Inc	5,344,350
550,000	Old Republic International Corporation	5,115,000
		10,459,350
	Financials – Real Estate — 10.08%
60,000	Digital Realty Trust, Inc	4,191,000
60,000	Mid-America Apartment Communities, Inc	3,918,600

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 92.50% (continued)
	Financials – Real Estate — 10.08% (continued)
290,000	Monmouth Real Estate Investment Corporation – Class A	$3,245,100
125,000	Plum Creek Timber Company, Inc	5,480,000
135,000	Sabra Health Care REIT, Inc	2,701,350
415,000	Summit Hotel Properties, Inc	3,544,100
		23,080,150
	Health Care – Equipment & Services — 5.23%
140,000	Cardinal Health, Inc	5,455,800
91,300	Computer Programs and Systems, Inc	5,071,715
30,297	National HealthCare Corporation	1,446,379
		11,973,894
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 4.77%
95,000	Novartis AG	5,819,700
205,000	Pfizer Inc	5,094,250
		10,913,950
	Industrials – Capital Goods — 8.04%
272,100	Douglas Dynamics, Inc	4,024,359
82,500	Emerson Electric Co	3,982,275
61,300	National Presto Industries, Inc	4,467,544
82,500	Snap-on Incorporated	5,929,275
		18,403,453
	Industrials – Commercial & Professional Services — 3.77%
196,770	Healthcare Services Group, Inc	4,500,130
150,000	Republic Services, Inc	4,126,500
		8,626,630
	Industrials – Transportation — 2.05%
120,000	Ryder System, Inc	4,687,200
	Information Technology – Hardware & Equipment — 1.66%
175,000	Molex Incorporated – Class A	3,801,000
	Information Technology – Semiconductors &
	Semiconductor Equipment — 1.86%
130,000	Microchip Technology Incorporated	4,256,200
	Information Technology – Software & Services — 4.86%
48,066	Computer Services, Inc	1,437,654
130,000	Paychex, Inc	4,327,700
295,000	Western Union Company (The)	5,374,900
		11,140,254

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 92.50% (continued)
	Materials — 2.97%
62,400	Greif, Inc. – Class B	$3,086,304
130,000	RPM International, Inc	3,710,200
		6,796,504
	Telecommunication Services — 1.98%
120,000	AT&T Inc	4,524,000
	Utilities — 0.27%
11,900	Integrys Energy Group, Inc	621,180
	TOTAL COMMON STOCKS
	(cost $187,258,266)	211,763,248
PREFERRED STOCKS — 1.01%
	Financials – Banks — 0.37%
34,286	ASBC Capital I Trust Preferred
	7.625%, 06/15/32, Callable, Cumulative	859,207
	Financials – Real Estate — 0.64%
57,800	BioMed Realty Trust, Inc.
	7.375% Series A Cumulative Redeemable	1,461,184
	TOTAL PREFERRED STOCKS
	(cost $2,277,336)	2,320,391
CONVERTIBLE PREFERRED STOCK — 1.52%
	Financials – Diversified — 1.52%
3,194	Bank of America Corporation
	7.25% Non-Cumulative Convertible Preferred Stock Series L
	(cost $3,067,929)	3,475,471
SHORT-TERM INVESTMENTS — 5.13%
	Commercial Paper — 4.50%
$1,000,000	Bacardi-Martini B.V. 10/01/12, 0.34%	1,000,000
1,225,000	CVS Corporation 10/01/12, 0.32%	1,225,000
1,275,000	Nissan Motor Acceptance Corporation 10/02/12, 0.39%	1,274,986
1,250,000	Kinder Morgan Energy Partners L.P. 10/03/12, 0.46%	1,249,968
675,000	Marriott International, Inc. 10/04/12, 0.30%	674,983
750,000	Nissan Motor Acceptance Corporation 10/04/12, 0.38%	749,976
876,000	VW Credit, Inc. 10/09/12, 0.35%	875,932
750,000	VW Credit, Inc. 10/11/12, 0.38%	749,921
1,500,000	Devon Energy Corporation 10/25/12, 0.31%	1,499,690
1,000,000	Stanley Black & Decker Inc. 10/25/12, 0.35%	999,767
		10,300,223

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 5.13% (continued)
	Variable Rate Security — 0.63%
$1,456,717	Fidelity Institutional Money Market Fund – Class I	$1,456,717
	TOTAL SHORT-TERM INVESTMENTS
	(cost $11,756,940)	11,756,940
	TOTAL INVESTMENTS
	(cost $204,360,471) — 100.16%	229,316,050
	LIABILITIES, NET OF OTHER ASSETS — (0.16)%	(373,278)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$228,942,772

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

September 30, 2012 (unaudited)

ASSETS
Investments in securities at value (cost $204,360,471)	$229,316,050
Receivables —
Investment securities sold	87,701
Dividend and interest	565,583
Capital stock subscription	285,385
Total receivables	938,669
Other	2,217
Total assets	230,256,936

LIABILITIES
Payables —
Investment securities purchased	1,164,690
Due to adviser —
Management fee	105,282
Accounting and administrative fee	4,233
Total due to adviser	109,515
Other payables and accrued expense	39,959
Total liabilities	1,314,164
Total net assets	$228,942,772

NET ASSETS CONSIST OF
Paid in capital	$197,797,936
Net unrealized appreciation on investments	24,955,579
Accumulated undistributed
net realized gain on investments	4,787,683
Accumulated undistributed net investment income	1,401,574
Total net assets	$228,942,772

NET ASSET VALUE PER SHARE ($.0001 par value,
250,000,000 shares authorized), offering price
and redemption price (14,269,340 shares outstanding)	$16.04

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2012 (unaudited)

INCOME
Dividend (net of foreign taxes of $54,956)	$3,469,658
Interest	20,075
Total income	3,489,733

EXPENSES
Management fee	654,806
Transfer agent fees	47,333
Registration fees	35,442
Accounting and administrative fees	26,245
Audit and tax fees	14,000
Directors’ fees	6,250
Postage and mailing	6,007
Printing	5,805
Custodian fees	5,331
Accounting system and pricing service fees	5,168
Insurance	4,567
Legal fees	4,464
Other operating expenses	2,366
Total expenses	817,784
Net investment income	2,671,949

NET REALIZED GAIN ON INVESTMENTS	6,005,681

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	925,427
Net realized and unrealized gain on investments	6,931,108
Net increase in net assets resulting from operations	$9,603,057

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended September 30, 2012 (unaudited) and the year ended March 31, 2012

	Six Months
	Ended
	09/30/2012	Year Ended
	(unaudited)	03/31/2012
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$2,671,949	$5,700,751
Net realized gain on investments	6,005,681	2,026,998
Change in net unrealized appreciation/depreciation
on investments	925,427	375,183
Net increase in net assets
resulting from operations	9,603,057	8,102,932
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,910,455)	(5,229,185)
From net realized gain on investments	—	(5,752,365)
Total distributions	(2,910,455)	(10,981,550)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(2,855,456 and 6,624,864 shares, respectively)	43,811,201	99,860,013
Reinvestment of distributions
(174,025 and 676,443 shares, respectively)	2,658,366	10,267,443
Cost of shares redeemed
(1,670,021 and 4,257,469 shares, respectively)	(25,705,612)	(63,461,397)
Change in net assets derived
from capital share transactions	20,763,955	46,666,059
Total increase in net assets	27,456,557	43,787,441
NET ASSETS
Beginning of period	201,486,215	157,698,774
End of period (including accumulated
undistributed net investment income
of $1,401,574 and $1,639,677, respectively)	$228,942,772	$201,486,215

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2012 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on
Form N-CSR for the year ended March 31, 2012.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas Equity Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration. The following is a summary of the significant accounting policies of the
Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Short-term variable rate securities are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year.
Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model

Notes to Financial Statements (continued)
September 30, 2012 (unaudited)

and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$211,763,248
Preferred Stocks(1)	2,320,391
Variable Rate Security	1,456,717
Level 2 –
Convertible Preferred Stock(1)	3,475,471
Commercial Paper	10,300,223
Level 3 –
None	—
Total	$229,316,050
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended September 30,
2012 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt

Notes to Financial Statements (continued)
September 30, 2012 (unaudited)

security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended September 30,
2012 and the year ended March 31, 2012 was as follows:

	09/30/2012	03/31/2012
Distributions paid from:
Ordinary income	$2,910,455	$5,505,769
Long-term capital gain	—	5,475,781
Total distributions paid	$2,910,455	$10,981,550

As of September 30, 2012, investment cost for federal tax purposes was
$203,861,749 and the tax basis components of net assets were as follows:

Unrealized appreciation	$31,161,400
Unrealized depreciation	(5,707,099)
Net unrealized appreciation	$25,454,301

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses from wash sales and holdings in partnership interests.

As of September 30, 2012, the Fund had a tax deferral of wash loss sales of approximately $1,000.

As of March 31, 2012, the Fund had no capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of
2010 (the “RIC Act”) was enacted. The RIC Act modernized several of the federal income and excise tax provisions related to regulated investment companies
(“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely,

Notes to Financial Statements (continued)
September 30, 2012 (unaudited)

with the character of the original loss retained. Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with assets diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31. The provisions related to the RIC Act for qualification testing were effective for the March 31, 2011 taxable year. All other provisions under the RIC Act are effective for the March 31, 2012 taxable year.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2012. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the same period. At
September 30, 2012, the fiscal years 2009 through 2012 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2012. There have been no significant subsequent events since September 30, 2012 that would require adjustment to or additional disclosure in these financial statements.

(i) In May 2011, the Financial Accounting Standards Board (“FASB”) issued
Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements” in U.S. Generally
Accepted Accounting Principles (“U.S. GAAP”) and International Financial
Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820,
“Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and disclosing additional information about Level 3 fair value measurements in accordance with U.S. GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within these fiscal years. The Fund has disclosed the applicable requirements of this accounting standards in its financial statements.

Notes to Financial Statements (continued)
September 30, 2012 (unaudited)

(2) Related Parties—
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .70% of the average net asset value up to and including $50 million and .60% of the average net asset value in excess of $50 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,214 for the period ended September 30,
2012 for legal services rendered by this law firm.

(3) Investment Transactions —
For the period ended September 30, 2012, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$54,134,660 and $28,736,468, respectively.

Historical Record
(unaudited)

		Net
		Investment			Dollar		Growth of
	Net	Income		Capital Gain	Weighted		an Initial
	Asset Value	Distributions		Distributions	Price/Earnings		$10,000
	Per Share	Per Share		Per Share	Ratio	(2)	Investment(3)
November 23, 1993(1)	$10.00	$—		$—	—		$10,000
March 31, 1994	10.04	0.0133		—	14.4 times		10,053
March 31, 1995	10.56	0.2810		—	14.6		10,871
March 31, 1996	12.35	0.3370		—	16.8		13,111
March 31, 1997	12.27	0.4527		0.5483	15.9		14,138
March 31, 1998	14.35	0.5014		0.6586	23.0		18,072
March 31, 1999	12.32	0.4843		0.3278	22.0		16,509
March 31, 2000	11.10	0.4447		0.2392	20.6		15,816
March 31, 2001	11.20	0.1980		—	21.0		16,250
March 31, 2002	12.66	0.1697		—	22.4		18,642
March 31, 2003	9.02	0.1920		—	15.6		13,531
March 31, 2004	12.45	0.1486		—	16.1		18,933
March 31, 2005	13.58	0.2120		—	21.0		20,995
March 31, 2006	13.66	0.3843		0.4259	16.8		22,456
March 31, 2007	15.98	0.3663		0.2138	17.0		27,307
March 31, 2008	12.59	0.3377		2.0340	18.2		25,247
March 31, 2009	8.64	0.4188		—	11.6		17,989
March 31, 2010	13.64	0.3167		—	17.7		29,211
March 31, 2011	15.98	0.3017		0.0041	19.4		34,949
March 31, 2012	15.61	0.4843		0.5318	18.5		36,470
September 30, 2012	16.04	0.2168	(a)	—	19.3		38,009

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid $0.1247 on May 10, 2012 to shareholders of record on May 9, 2012. Paid $0.0921 on July 27, 2012 to shareholders of record on July 26, 2012.

Approval of Investment Advisory Contract

(unaudited)

In April 2012, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2013. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended March 31, 2012, the management fee was 0.63% and the total expense ratio (including the management fee) was 0.79%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s expense ratio; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid-, large- and small-cap blend and value funds with a prospective objective of equity income and with similar asset sizes. In terms of the peer group data used for performance comparisons, the Fund was ranked 11th, 2nd, 1st and 2nd out of 11 funds for the one-, three-, five- and ten-year periods ending March 31, 2012. The Fund had the third lowest expense ratio. The Board also reviewed the Fund’s risk/return profile as measured by standard deviation and Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance relative to comparable funds. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized from the relationship with the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas Equity Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Directors and Officers

ALBERT O. NICHOLAS, President, Director and Co-Portfolio Manager

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

DAVID O. NICHOLAS, Senior Vice President

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

MICHAEL L. SHELTON, Vice President and Co-Portfolio Manager

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: 11/13/2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: 11/13/2012

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: 11/13/2012